Exhibit 10.59
THIRTEENTH AMENDMENT
TO
AGREEMENT FOR PURCHASE AND SALE

THIS THIRTEENTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (the “Thirteenth Amendment”), dated as of March 5, 2018, is made by and between KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company ("Seller"), and ELITE STREET CAPITAL LOFTS EQUITY DE, LLC, a Delaware limited liability company ("Buyer"), with reference to the following:

WHEREAS, Buyer and Seller are parties to that certain Agreement for Purchase and Sale dated as of September 5, 2017, that certain First Amendment to Agreement for Purchase and Sale dated as of October 2, 2017, that certain Second Amendment to Agreement for Purchase and Sale dated as of November 6, 2017, that certain Third Amendment to Agreement for Purchase and Sale dated as of November 17, 2017, that certain Fourth Amendment to Agreement for Purchase and Sale dated as of November 27, 2017, that certain Fifth Amendment to Agreement for Purchase and Sale dated as of November 29, 2017, that certain Sixth Amendment to Agreement for Purchase and Sale dated as of December 4, 2017, that certain Seventh Amendment to Agreement for Purchase and Sale dated as of December 7, 2017, that certain Eighth Amendment to Agreement for Purchase and Sale dated as of December 14, 2017, that certain Ninth Amendment to Agreement for Purchase and Sale dated as of December 15, 2017, that certain Tenth Amendment to Agreement for Purchase and Sale dated as of December 19, 2017, that certain Eleventh Amendment to Agreement for Purchase and Sale dated as of December 26, 2017, and that certain Twelfth Amendment to Agreement for Purchase and Sale dated as of January 11, 2018 (collectively, the "Purchase Agreement");

WHEREAS, Seller and Buyer have agreed to enter into this Thirteenth Amendment to set forth their agreement regarding the matters set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree to the following:

1.Terms. All initially capitalized terms which are used in this Thirteenth Amendment, but not otherwise defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement.
2.     Closing Date. Section 2.4.1 of the Purchase Agreement is hereby deleted and replaced with the following:
“2.4.1 The closing of the sale of the Property in accordance with the terms of this Agreement (the "Closing") shall occur on March 29, 2018 (the “Closing Date”).”
3.    Purchase Agreement Ratified. In all other respects, except as otherwise provided by this Thirteenth Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect.

4.    Counterparts. This Thirteenth Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.
IN WITNESS WHEREOF, the undersigned hereby execute this Thirteenth Amendment to be effective as of the date set forth above.

SELLER:

KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited
liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT,
Inc., a Maryland corporation, its sole
general partner

By:	/s/ Guy K. Hays
Guy K. Hays, Executive Vice President

BUYER:

ELITE STREET CAPITAL LOFTS EQUITY DE, LLC,
A Delaware limited liability company

By:	Rialto Elite 2017 4 Pack Borrower GP, LLC, A Delaware
limited liability company, its Manager

By:	Rialto Elite 2017 4 Pack GP Member, LLC, A
Delaware limited liability company, Its manager

By:	RREF III-P Elite Venture, LLC, A Delaware
limited liability company, Its manager

By:	Elite Street Capital, LLC, A Texas limited
liability company, Its authorized member

By:	/s Yehonatan Sade

Name:	Yehonatan Sade

Title:	3/5/18

The undersigned joins in the execution of this Twelfth Amendment in order to acknowledge the terms hereof.
ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ J. Jay Pugh

Name:	J. Jay Pugh

Title:	VP/Sr. Commercial Escrow Officer

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